UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT INSTITUTIONAL PARTNERS LLC
ARTHUR D. LIPSON
MATTHEW S. CROUSE
WILLIAM J. ROBERTS
GARY G. SCHLARBAUM
ROBERT A. WOOD
LYNN D. SCHULTZ

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED APRIL 10, 2009

WESTERN INVESTMENT LLC

__________, 2009

Dear Fellow Stockholder:

IMPORTANT: PLEASE READ THESE MATERIALS

Western Investment LLC (“Western”), together with our fellow participants in this solicitation, is a significant stockholder of Neuberger Berman Income Opportunity Fund Inc. (“NOX” or the “Fund”), owning approximately 9.1% of the Fund.  We write to you regarding the annual meeting of stockholders of the Fund called by the Fund’s Board of Directors (the “Board”) scheduled to be held on May 13, 2009 to approve a new management agreement between the Fund and a newly formed successor entity to the Fund’s current investment manager, Neuberger Berman Management LLC.  Western believes that the current Board has failed to act in your best interests.  Western also believes the Fund’s execution of a new management agreement is not in the best interest of stockholders.  Western is therefore seeking your support at the annual meeting for the following purposes:

1.	To vote against the new management agreement between the Fund and a newly formed successor entity to the Fund’s current investment manager, Neuberger Berman Management LLC (“New NB Management”);

2.
To vote against a new sub-advisory agreement, with respect to the Fund, between New NB Management and Neuberger Berman, LLC (“NB LLC”), a sub-advisor to the Fund, or a newly formed successor entity to NB LLC;

3.	To vote against a new sub-advisory agreement, with respect to the Fund, between New NB Management and Lehman Brothers Asset Management LLC, a sub-advisor to the Fund; and

4.
To elect Western’s slate of five (5) Class I director nominees entitled to be elected by the stockholders of the Fund to the Board, each to hold office until the 2012 annual meeting of the Fund’s stockholders and until their successors are elected and qualified.

NOX IS ASKING STOCKHOLDERS TO APPROVE MANAGEMENT AGREEMENTS THAT PROVIDE SIGNIFICANT ECONOMIC BENEFITS TO NEUBERGER BERMAN.  WE BELIEVE NEUBERGER BERMAN HAS FAILED NOX STOCKHOLDERS.  JOIN US IN TELLING THIS BOARD WE WILL NOT REWARD NEUBERGER BERMAN FOR POOR PERFORMANCE, POOR MANAGEMENT AND POOR DECISIONS.

Western urges you to carefully consider the information contained in the attached proxy statement and then support its efforts by voting your shares today by signing, dating and returning today the enclosed GOLD proxy card in the postage paid envelope provided.  The attached proxy statement and GOLD proxy card are first being furnished to the stockholders on or about _________, 2009.

If you have already sent a proxy card furnished by NOX’s management to the Fund, you have every right to revoke it and change your vote by signing, dating and returning today the enclosed GOLD proxy card in the postage paid envelope provided.  Only your latest dated proxy card counts!

If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated, who is assisting us, at their address and toll-free number listed on the following page.

Thank you for your support,

Arthur D. Lipson
Western Investment LLC

If you have any questions or need assistance voting your shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

PLEASE BE ADVISED:

    ●     We believe Neuberger Berman’s management of the Fund’s performance has been abysmal (p. __)

    ●     Neuberger Berman has a history of failing to administer closed-end funds properly (p. __)

    ●     Neuberger Berman has a long history of failing to address the Fund’s excessive NAV discount (p. __)

ANNUAL MEETING OF STOCKHOLDERS
OF
NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC

_________________________

Please vote your Shares today by telephone or Internet, as described in the enclosed GOLD proxy card, or by signing, dating and returning the GOLD proxy card in the postage paid envelope provided.

Western Investment LLC, a Delaware limited liability company (“Western” or “we”), together with our fellow participants in this solicitation, is one of the largest stockholders of Neuberger Berman Income Opportunity Fund Inc. (“NOX” or the “Fund”).  We are writing to you in connection with the 2009 annual meeting of stockholders of the Fund called by the Fund’s Board of Directors (the “Board”) scheduled to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on May 13, 2009 at 2:00 p.m. Eastern time, including any adjournments or postponements thereof and any meeting that may be called in lieu thereof by the Fund (the “Annual Meeting”).  This proxy statement and the enclosed GOLD proxy card are first being furnished to stockholders on or about _________, 2009.

This proxy statement and the enclosed GOLD proxy card are being furnished to stockholders of NOX by Western in connection with the solicitation of proxies from the Fund’s stockholders for the following proposals:

1.
To vote against the new management agreement (the “New Management Agreement”) between the Fund and a newly formed successor entity to the Fund’s current investment manager, Neuberger Berman Management LLC (“New NB Management”);

2.
To vote against a new sub-advisory agreement, with respect to the Fund, between New NB Management and Neuberger Berman, LLC (“NB LLC”), a sub-advisor to the Fund, or a newly formed successor entity to NB LLC;

3.
To vote against a new sub-advisory agreement (together with the sub-advisory agreement between New NB Management and NB LLC, the “New Sub-Advisory Agreements,” and together with the New Management Agreement, the “New Agreements”), with respect to the Fund, between New NB Management and Lehman Brothers Asset Management LLC (“LBAM”), a sub-advisor to the Fund; and

4.
To elect Western’s slate of five (5) Class I director nominees, Arthur D. Lipson, Matthew S. Crouse, William J. Roberts, Gary G. Schlarbaum and Robert A. Wood (collectively, the “Nominees”) entitled to be elected by the stockholders of the Fund to the Board, each to hold office until the 2012 annual meeting of the Fund’s stockholders and until their successors are elected and qualified.

Western, Western Investment Hedged Partners L.P. (“WIHP”), Western Investment Activism Partners LLC (“WIAP”), Western Investment Total Return Partners L.P. (“WITRP”), Western Investment Institutional Partners LLC (“WIIP”), Arthur D. Lipson (“Mr. Lipson,” and together with Western, WIHP, WIAP, WITRP and WIIP, the “Western Entities”), Matthew S. Crouse, William J. Roberts, Gary G. Schlarbaum, Robert A. Wood and Lynn D. Schultz are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

NOX has set the close of business on February 27, 2009 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting.  The mailing address of the principal executive offices of NOX is c/o Neuberger Berman Management LLC, 605 Third Avenue, 2nd Floor, New York, New York 10158-0180.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

According to NOX, as of the Record Date there were 17,734,383 shares of Common Stock, $0.0001 par value, (the “Common Stock”) outstanding and 595 shares of Preferred Stock (the “Preferred Stock” and together with the Common Stock, the “Shares”) outstanding.  Holders of the Common Stock and Preferred Stock voting together as a single class are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof.  As of [____________], Western, together with all of the participants in this solicitation, was the beneficial owner of an aggregate of 1,608,780 shares of Common Stock, which represents approximately 9.1% of the Common Stock outstanding as of the Record Date.  The participants in this solicitation intend to vote such Shares AGAINST the New Agreements and FOR the election of Western’s slate of director nominees.

THIS SOLICITATION IS BEING MADE BY WESTERN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF NOX.  WESTERN IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING EXCEPT AS DISCUSSED HEREIN.  SHOULD OTHER MATTERS, WHICH WESTERN IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU HAVE ALREADY GIVEN A PROXY TO NOX’S MANAGEMENT, YOU MAY REVOKE THAT PROXY AND VOTE AGAINST THE NEW AGREEMENTS AND FOR WESTERN’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY AUTHORIZING A LATER PROXY BY TELEPHONE OR INTERNET OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO WESTERN, C/O INNISFREE M&A INCORPORATED, WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF NOX (WITH A COPY TO INNISFREE M&A INCORPORATED), OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

If you have already sent a proxy card furnished by NOX’s management to NOX, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or internet voting detailed thereon.  Only your latest dated proxy card counts!

You may vote your Shares by telephone or Internet, as described in the enclosed GOLD proxy card, or by signing, dating and returning today the enclosed GOLD proxy card.

•
If your Shares are registered in your own name, you may vote your Shares by following the instructions detailed on the enclosed GOLD proxy card and by signing, dating and mailing the enclosed GOLD proxy card to Western, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope today.

•
If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please provide your broker or bank with voting instructions to vote on your behalf the GOLD proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please follow the instructions on the enclosed GOLD voting form.  Western urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Western, c/o Innisfree M&A Incorporated, who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this proxy statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

REASONS FOR SOLICITATION

Western, together with the other participants in this solicitation, owns in the aggregate a total of 1,608,780 shares of Common Stock, representing approximately 9.1% of the issued and outstanding Common Stock.  The Fund is seeking your permission to approve the New Management Agreement and the New Sub-Advisory Agreements.  You are also being asked to elect five (5) Class I directors to the Board.

As discussed in further detail in the Fund’s proxy statement, Lehman Brothers Holdings Inc. (“Lehman Brothers”) has entered into an agreement to sell a controlling interest in the Fund’s investment manager, NB Management, for what we expect to be a significant benefit.  Both NB Management and New NB Management are affiliates of NB LLC.  Under the agreement, Lehman Brothers would sell substantially all of its Neuberger Berman business and the fixed income business and certain alternative asset management businesses of Lehman Brother’s Investment Management Division (collectively, the “Acquired Businesses”) to a new company (“New NB LLC”), a majority of which would be owned, directly or indirectly, by portfolio managers, NB LLC’s management team and certain key members and senior professionals of the former Investment Management Division (the “Proposed Acquisition”).  The Acquired Businesses include NB Management and NB LLC, the investment manager and sub-adviser to the Fund, respectively (the Acquired Businesses, together with New NB LLC, “Neuberger Berman”).

The Investment Company Act of 1940, as amended (the “1940 Act”) requires an advisory agreement to provide for automatic termination in the event of its assignment.  Accordingly, upon consummation of the Proposed Acquisition, the Fund’s advisory agreements with NB Management and NB LLC will terminate.  Therefore, the Fund must obtain stockholder approval for the New Management Agreement and the New Sub-Advisory Agreements.  In addition, Neuberger Berman also provides investment management services to six other closed end funds, listed below (collectively, the “Closed-End Funds”), all of which will require stockholder approval similar to what is being requested here in connection with the Proposed Acquisition.  These other Closed-End Funds are:

Neuberger Berman California Intermediate Municipal Fund Inc. (NBW)
Neuberger Berman Dividend Advantage Income Fund Inc. (NDD)
Neuberger Berman Intermediate Municipal Fund Inc. (NBH)
Neuberger Berman New York Intermediate Municipal Fund Inc. (NBO)
Neuberger Berman High Yield Strategies Fund (NHS)
Neuberger Berman Real Estate Securities Income Fund Inc. (NRO)

We believe Neuberger Berman has failed stockholders in each of the other Closed-End Funds and, accordingly, as a stockholder in those funds, we intend to solicit proxies against the approval of new agreements involving Neuberger Berman and the Closed-End Funds.

We believe that the Proposed Acquisition will result in substantial economic benefit for Neuberger Berman, and we believe that stockholders of the Fund are entitled to receive an economic benefit as well before the Proposed Acquisition is consummated.  In addition, given what we believe to be Neuberger Berman’s horrible record, we seriously question whether Neuberger Berman should continue as the Fund’s manager.  Given the Fund’s recent poor performance and its substantive discount to NAV, it seems clear to us that stockholders of the Fund are not receiving the economic benefits that they are entitled to receive.  As recently as March 2009, the Fund’s closing price was down a stunning 82.9% from its issue price of $15.00 per Share, resulting in a negative 12.48% annual return since June 30, 2003, shortly after the Fund’s inception, through March 31, 2009.  The Fund has also traded at a consistent and excessive discount to NAV.

By rejecting the New Management Agreement and New Sub-Advisory Agreements, you can send a message that stockholders will not accept Neuberger Berman as the Fund’s manager.  By electing the Nominees you can ensure that the Board will have directors who are committed to obtaining the best investment manager available.

Neuberger Berman has a history of failing to administer closed-end funds properly

Stockholders are being asked to approve the New Management Agreement and New Sub-Advisory Agreements that contain the same terms as the Fund’s predecessor agreements (the “Existing Agreements”), which would maintain Neuberger Berman as the Fund’s investment manager.

Consider some of Neuberger Berman’s failures relating to its management of NOX and its other closed-end funds:

·	Under Neuberger Berman’s management, NOX has had a negative 62.37% return over the past year, and a negative 12.48% return since shortly after its inception, significantly trailing the S&P 500 Index.

•
Neuberger Berman neglected to inform the New York Stock Exchange that a sister fund to NOX had declared a special dividend, resulting in problems for stockholders including the possible failure of stockholders to receive the special dividend.  We are not aware of an investment manager making this same mistake in the 14 years we have been investing in closed-end funds.

•
It took Neuberger Berman nearly eight months following the collapse of the auction preferred share market to address the illiquidity of the preferred shares of its closed-end funds.  Even then, Neuberger Berman was only able to redeem half of its outstanding auction preferred shares.

•
For years, Neuberger Berman operated, and collected fees from stockholders of, three closed-end funds, each with similar investment philosophies.  We believed stockholders of those funds would have been better served if the funds were consolidated.  After our attempts to convince Neuberger Berman of the benefits of consolidation were dismissed, we had no choice but to challenge Neuberger Berman over such waste.  Of course, Neuberger Berman and members of this Board delayed action, at stockholders’ expense, only to eventually concede the benefits of consolidation and present a plan of merger to stockholders.  Needless to say, stockholders overwhelmingly approved the plan of consolidation and merger of two of the funds.

•
In response to a stockholder initiated tender offer for another Neuberger Berman closed-end fund, Neuberger Berman, and members of this Board, reacted by instituting a poison-pill, opting into the Maryland control share statute and filing a lawsuit against the stockholder.  Two years and millions of dollars of stockholder assets later, Neuberger Berman settled with the stockholder and permitted the stockholders of that closed-end fund to tender, which nearly 60% did.  Interestingly, during the course of the litigation, a federal magistrate judge found that Neuberger Berman had actually overspent on legal fees by nearly 200%.

DO YOU WANT NEUBERGER BERMAN TO BE NOX’S FUND MANAGER?  In the current difficult economic environment, Western Investment believes NOX needs a significantly better investment manager.

Given Neuberger Berman’s abysmal track record, we again ask whose interests is this Board serving by approving the New Agreements, which provide Neuberger Berman with significant economic benefits.  Time and again, Neuberger Berman has demonstrated that, when choosing between actions that could benefit stockholders versus actions that benefit Neuberger Berman, its choice is clear – Neuberger Berman.

To us, to ask stockholders to approve agreements that provide Neuberger Berman with significant economic benefits, seems especially galling.  We believe voting against the New Agreements will send a message that stockholders are unwilling to settle for the substandard investment management Neuberger Berman has continuously provided.

We believe Neuberger Berman’s management of the Fund’s performance has been abysmal

Even in these difficult economic times, an investment in the Fund stands out for being truly horrible.  For the period ended March 31 over the past one, three and five years, NOX has returned a negative 62.37%, 29.56% and 15.44%, respectively, significantly trailing the S&P 500 Index in all periods.  Even more striking, the Fund’s issue price in June 2003 was $15.00 per share. Its closing stock price in March 2009 was under $3.00 per Share, over an incredible 80% decline since inception.

We believe Neuberger Berman failed to address the Fund’s unacceptable NAV discount

To add insult to injury, in addition to the Fund’s horrible performance, the Fund has consistently had a significant discount to net asset value, or NAV.  We believe the fair value of a share of common stock of a closed-end fund should be its NAV, or a value very close.  It is important that a closed-end fund maintains a per share value at or close to NAV because, when stockholders sell their shares at a steep discount to NAV, most likely at a significant loss, they are forced to leave behind a sizeable portion of the value underlying those shares.  NOX’s discount to its NAV has been in the double-digits for all but a few brief periods since its inception.

The table below shows the discount of NOX’s stock price to its NAV, on a quarterly basis, since shortly after its inception in 2003:

Quarter Ending	NAV Discount
September 30, 2003	(4.28)
December 31, 2003	(4.40)
March 31, 2004	(7.63)
June 30, 2004	(13.47)
September 30, 2004	(8.79)
December 31, 2004	(10.62)
March 31, 2005	(11.90)
June 30, 2005	(12.31)
September 30, 2005	(12.06)
December 31, 2005	(14.05)
March 31, 2006	(13.51)
June 30, 2006	(11.66)
September 30, 2006	(9.80)
December 31, 2006	(2.53)
March 31, 2007	(6.75)
June 30, 2007	(6.49)
September 30, 2007	(7.81)
December 31, 2007	(11.38)
March 31, 2008	(7.56)
June 30, 2008	(3.38)
September 30, 2008	(11.15)
December 31, 2008	(16.67)
March 31, 2009	(14.59)

In fact, in December 2008 the discount to NAV was a shocking 34.87%.  It is Western’s belief that almost any stockholder who has ever sold Common Stock has been economically harmed by the severe discount to NAV.  We believe this Board has not fulfilled its fiduciary duty to stockholders because it did not take the steps outlined in the Fund’s original offering materials that could make the market price of the Common Stock and the Fund’s discount to NAV equal.

When compared to all closed-end funds, NOX’s NAV discount is abysmal, ranking in the bottom 12%.

In fact, this Board’s failure to take actions to address the Fund’s NAV discount is costing stockholders money.  For example, if this Board had engaged in weekly share repurchases of 20% of the Fund’s weekly trading volume at any time the stock had traded at a greater than 3% discount (assuming buybacks at an average discount of 10.73%) then the percentage increase in the Fund’s NAV would have been 104%.1  This translates into a net asset value of approximately $8.00 per Share, more than double the Fund’s current net asset value per Share.  We believe coordinated stock repurchases pose no risk to the Fund and provides significant benefits to stockholders.  We have had numerous conversations with Neuberger Berman over the past several years urging them to implement those accretive purchases, all to no avail.  We wonder, why has this Board not executed such a simple plan?

We believe the Board has failed to deliver on its promise to attempt to reduce the Fund’s discount to net asset value

We find it even more troubling that NOX has consistently traded at a significant discount to its NAV despite the Board’s promise to consider taking action to reduce the NAV discount if the discount were to be substantial for an extended period of time.  Given the Fund’s historical discount, it is clear to us that this has been a broken promise.  The Board may point to a recently announced proposed 10% tender offer, as well as future possible tenders ranging in size from 5% to 20% of outstanding Common Stock over a two-year period.  We believe this conditional tender proposal is only being proposed as an inducement to encourage stockholders to vote to approve the New Agreements.  We believe this inducement is not adequate.  We are also concerned that the Board may change its mind.  We note that the Fund has stated that “[t]he Board retains the ability consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise in which the Board believes that the Tender Offer Program would cause a material negative impact on its fund or fund stockholders.”  If the New Agreements are approved, what assurance do we have that these miserly, possible 5% tenders will even occur?  As stockholders of the Fund, we have no confidence that the New Agreements will address the severe discount to NAV at which the Fund has historically traded.

Our interests are aligned with yours

Western and the other participants in this solicitation are significant investors in NOX and we remain committed to our investment in the Fund.  We are currently one of the Fund’s largest stockholders – if our investment in NOX prospers, so does yours.  The object and intent of our solicitation is clearly aligned with the interests of all stockholders – to create value and improve performance and to ensure that stockholders have the best investment manager for their investment in NOX.

1 For additional information regarding this type of stock repurchase, please see Schedule I.

Neuberger Berman on the other hand seems oblivious to the plight of stockholders.  Not only has Neuberger Berman let the Fund’s discount to NAV languish in double-digits, it has failed to take action to clearly address this problem.

The Fund’s Board, however, has found that the benefits to be received by Neuberger Berman under the New Agreements are reasonable in comparison with the benefits accruing to the Fund and its stockholders, despite the fact that stockholders are held captive in a poorly performing fund by the excessive discount to NAV.  Members of the Board annually collect $150,000 or more in fees from Neuberger Berman yet as a group own less than $10,000 in Common Stock.  We ask stockholders, does this seem like a Board that is incentivised to act with stockholders’ best interests in mind?

We believe that a Board who truly had the best interests of stockholders in mind would have taken effective action, long before the Proposed Acquisition.  We also note that NOX has frequently been among the worst of all closed-end funds in terms of discount to NAV and that the Fund has frequently traded in the bottom 1% of all closed-end funds in terms of discount to NAV.  In fact, of the 560 publicly traded closed-end funds currently registered with the Securities and Exchange Commission, during the five-year period from April 2, 2004 to April 3, 2009, NOX was in the bottom 12% by largest average discount for such period.  In this market and economic environment, stockholders NEED a top investment manager.  We do not believe Neuberger Berman is that manager.

STOCKHOLDERS ARE ENTITLED TO A BOARD THAT WILL ACT IN THEIR BEST INTERESTS.  AS STOCKHOLDERS WITH REAL OWNERSHIP IN NOX, OUR INTERESTS ARE ALIGNED WITH YOURS – IF OUR INVESTMENT IN THE FUND PROSPERS, SO DOES YOURS.  WE BELIEVE THAT REJECTING THE NEW AGREEMENTS SENDS AN IMPORTANT MESSAGE TO THE FUND THAT STOCKHOLDERS ARE UNWILLING TO APPROVE NEW AGREEMENTS THAT REWARD NEUBERGER BERMAN’S POOR PERFORMANCE.

PROPOSAL NO. 1

APPROVAL OF NEW MANAGEMENT AGREEMENT

As discussed in further detail in NOX’s proxy statement, stockholders are being asked to approve a new management agreement between the Fund and New NB Management.  A general description of the proposed New Management Agreement and a general comparison of the proposed New Management Agreement and the Fund’s existing management agreement are included in NOX’s proxy statement.  See the section entitled PROPOSAL 1: (ALL FUNDS) APPROVAL OF THE NEW MANAGEMENT AGREEMENTS in the Fund’s proxy statement for additional information regarding the New Management Agreement.

For the reasons stated above, we do not believe approval of the New Management Agreement is in the best interests of stockholders.

Voting AGAINST the approval of the New Management Agreement sends a message to the Board that stockholders want the Fund to implement an effective plan to substantially reduce the Fund’s NAV discount

We are concerned that if stockholders approve the New Management Agreement, the Fund’s poor performance and discount to NAV will continue to persist.  We believe the Annual Meeting provides stockholders with the perfect opportunity to send a message to the Board that they want to terminate the relationship with Neuberger Berman.  Because the Fund needs a majority of the outstanding voting securities of the Fund to approve the New Management Agreement, we believe the Annual Meeting presents a unique opportunity for stockholders to take charge of their investment and deny the Fund the approval it seeks until action is taken to ensure stockholders receive the full value of their investment in the Fund.

SEND A MESSAGE TO THE BOARD THAT YOU ARE DISSATISFIED WITH THEIR EFFORT TO REDUCE THE FUND’S DISCOUNT TO NAV – VOTE AGAINST THE PROPOSAL TO APPROVE THE NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND NEW NB MANAGEMENT.

PROPOSAL NO. 2 AND NO. 3

APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

As discussed in further detail in NOX’s proxy statement, stockholders are being asked to approve new sub-advisory management agreements, with respect to the Fund, between New NB Management and NB LLC (or New NB LLC) and between New NB Management and LBAM.

For the reasons stated above, we do not believe approval of the New Sub-Advisory Agreement is in the best interests of stockholders.

SEND A MESSAGE TO THE BOARD THAT YOU ARE DISSATISFIED WITH NEUBERGER BERMAN’S INVESTMENT PERFORMANCE – VOTE AGAINST THE PROPOSALS TO APPROVE THE NEW SUB-ADVISORY AGREEMENTS.

PROPOSAL NO. 4

ELECTION OF DIRECTORS

Western proposes to elect Arthur D. Lipson, Matthew S. Crouse, William J. Roberts, Gary G. Schlarbaum and Robert A. Wood as nominees (together, the “Nominees”) to the Board.  The Nominees must be elected by the holders of a majority of NOX’s outstanding Common Stock and Preferred Stock voting together as a single class.

In addition to rejecting approval of the New Agreements, we are seeking your support at the Annual Meeting to elect the Nominees in opposition to NOX’s director nominees.  For the reasons stated above, we do not believe the current Board has the ability to take the actions we feel are necessary in order to maximize stockholder value.  We believe that our Nominees have extensive experience in private and public investment, a history of outstanding investment records, and have outstanding credentials.  If elected, the Nominees will promptly work to maximize value by, among other things, eliminating the discount to NAV and giving stockholders the ability to exit the Fund at, or close to NAV.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our Nominees.

Arthur D. Lipson (Age 66) has been managing private investment partnerships since 1995.  He has been the sole managing member of Western, a Delaware limited liability company, which has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997.  Western specializes in investing in undervalued companies.  Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelors of Science from the California Institute of Technology.  Mr. Lipson does not currently hold, nor has he at any time held, any position with NOX.  Mr. Lipson does not oversee any portfolios in NOX’s Fund Complex.

Mr. Lipson, by virtue of the relationships described in further detail below, may be deemed an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).  The remaining Nominees are independent and not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Matthew S. Crouse (Age 36) has served as a portfolio manager at Western since February 2003.  From January 2002 to January 2003, he served as the Manager of Market Risk Control for Duke Energy, a utility company with an affiliated real estate operation.  From June 2000 to December 2001, he served as Manager/Director of Research for The New Power Company, a retail energy supplier.  Mr. Crouse received a Ph.D. in Electrical Engineering from Rice University and a Masters of Business Administration from the University of Houston.  Mr. Crouse is also a CFA charterholder.  Mr. Crouse does not currently hold, nor has he at any time held, any position with NOX.  Mr. Crouse does not oversee any portfolios in NOX’s Fund Complex.

William J. Roberts (Age 51) has served as a Board Member of the League of Conservation Voters since 1990 and as its Chair since 2003.  From 1990 to 1996, Mr. Roberts served as the Legislative Director of the Environmental Defense Fund (“EDF”).  He served as EDF’s Strategic Communications Director from 1996 to 1998.  Mr. Roberts has also served as the President and Executive Director of the Beldon Fund, a non-profit organization dedicated, through the investment of its principles and earnings, to supporting nonprofit advocacy organizations in building a national consensus to achieve and sustain a healthy planet, since 1998.  Mr. Roberts has a Bachelors and Masters degree in Economics from Yale University and a J.D. from the University of Chicago.  Mr. Roberts does not currently hold, nor has he at any time held, any position with NOX.  Mr. Roberts does not oversee any portfolios in NOX’s Fund Complex.

Gary G. Schlarbaum (Age 65) has served as a portfolio manager at Global Capital Management, a registered investment advisor, since October 2008.  Prior to that, he served as Partner and Chief Investment Officer of Schlarbaum Capital Management, a money management firm. From January 1996 until March 2002, Mr. Schlarbaum served as a Managing Director and Portfolio Manager at Morgan Stanley and Co. (“Morgan Stanley”) in charge of the institutional small capitalization equity investment management group. Mr. Schlarbaum served as a Partner and Portfolio Manager at Miller Anderson & Sherrerd (“MAS”) from 1987 until MAS’s merger with Morgan Stanley in 1996. Mr. Schlarbaum served as a Managing Director and Head of Asset Allocation at First Chicago Investment Management (now Brinson Partners) from 1984 to 1987. Mr. Schlarbaum also served as a Professor of Finance, Krannert Graduate School, Purdue University from 1969 until 1984. Mr. Schlarbaum received a Ph.D. in applied economics from the University of Pennsylvania. Mr. Schlarbaum does not currently hold, nor has he at any time held, any position with NOX. Mr. Schlarbaum does not oversee any portfolios in NOX’s Fund Complex.

Robert A. Wood (Age 70) has been a Distinguished Professor of Finance at the University of Memphis since July 1990. Professor Wood previously taught at Penn State University and New York University. His education includes a Ph.D. in Finance from the University of Pittsburgh, a Masters in Operations Research from Stanford University, and a Bachelors in Economics from the University of Washington. He was a member of the Presidential Task Force on Market Mechanisms (The Brady Commission) that studied the market crash in 1987, and a founding member of the NASD Economic Advisory Board.  Professor Wood is the founder and Executive Director of the Institute for the Study of Security Markets, a nonprofit Educational Foundation that promotes securities markets research by providing transactions data to academic institutions.  Professor Wood does not currently hold, nor has he at any time held, any position with NOX.  Professor Wood does not oversee any portfolios in NOX’s Fund Complex.

ADDITIONAL INFORMATION ABOUT THE NOMINEES

As of the date hereof, the dollar range of shares of the Fund beneficially owned by each Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in NOX	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee*
Arthur D. Lipson**	Over $100,000	Over $100,000
Matthew S. Crouse	--	--
William J. Roberts	--	--
Gary G. Schlarbaum	--	--
Robert A. Wood	--	--

*	If elected to the Board, the Nominees would not oversee any registered investment company within the NOX fund complex other than the Fund.

**
Mr. Lipson, by virtue of the relationships described in further detail in the “OTHER PARTICIPANT INFORMATION” section below, may be deemed an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) the Fund, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iii) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee is an officer.

Since the beginning of the Fund’s last two completed fiscal years, no Nominee or any of his associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Fund, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iv) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

The information provided above has been furnished to Western by the Nominees.

There can be no assurance that the election of our Nominees will improve the Fund’s business or otherwise enhance stockholder value.  Your vote to elect the Nominees will have the legal effect of replacing the five incumbent directors of the Fund with our Nominees.

Other than as stated herein, the Nominees will not receive any compensation from Western for their services as directors of the Fund, nor are there any arrangements or understandings between Western and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in this proxy statement and to serve as a director of the Fund if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

Western does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for substitute nominees.  In addition, Western reserves the right to nominate substitute persons if the Fund makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees.  In any such case, Shares represented by the enclosed GOLD proxy card will be voted for such substitute nominees.  Western reserves the right to nominate additional persons if the Fund increases the size of the Board above its existing size, increases the number of directors whose terms expire at the Annual Meeting or calls a meeting to fill any vacancies on the Board.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Western that any attempt to increase the size of the current Board or to reconstitute or reconfigure the current Board constitutes an unlawful manipulation of the Fund’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN’S NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

We are not aware of any other proposals to be brought before the Annual Meeting. However, we intend to bring before the Annual Meeting such business as may be appropriate, including without limitation nominating additional persons for directorships, or making any proposals as may be appropriate to address any action of the Board not publicly disclosed prior to the date of this proxy statement. Should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Holders of the Common Stock and Preferred Stock voting together as a single class are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof.  Stockholders who sell their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, Western believes that the only outstanding classes of securities of NOX entitled to vote at the Annual Meeting are the Shares.

Stockholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for voting detailed on the enclosed GOLD proxy card.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the New Agreements and FOR the election of Western’s Nominees.

We are asking you to vote AGAINST the New Agreements and FOR the election of Western’s Nominees.  The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.  Stockholders should refer to the Fund’s proxy statement for the names, backgrounds, qualifications and other information concerning the Fund’s nominees.  The participants in this solicitation intend to vote all of their Shares for the election of Western’s Nominees and will not vote their Shares in favor of any of NOX’s director nominees.

QUORUM; ADJOURNMENT

The presence, in person or by proxy, of stockholders entitled to vote one-third of the shares outstanding and entitled to vote at the Annual Meeting is required for a quorum.

If a quorum is not present at the Annual Meeting, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies.  Subject to the rules established by the Chairman of the Annual Meeting, the holders of a majority of the Shares present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Annual Meeting may adjourn the Annual Meeting.  In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any proposal and those proxies they are required to “WITHHOLD” on all nominees in their discretion.  If a quorum is present at the Annual Meeting, the Chairman of the meeting may adjourn the Annual Meeting if sufficient votes are not received or for any other purpose.  A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The Board may also postpone the Annual Meeting prior to the Annual Meeting with notice to stockholders entitled to vote or to receive notice of the Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Vote required for the election of directors. The election of directors requires the affirmative vote of a majority of the Fund’s outstanding Common Stock and Preferred Stock, voting together, provided a quorum is present.

Vote required to approve the New Management Agreement and New Sub-Advisory Agreements.  The approval of the New Agreements requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting or represented by proxy if the holders of 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

Except as otherwise indicated herein, all of the outstanding shares of the Common Stock and Preferred Stock will vote together as a single class.

ABSTENTIONS; BROKER NON-VOTES

A broker non-vote occurs when the broker returns a properly executed proxy for shares held by the broker for a customer but does not vote on a matter because the broker does not have discretionary voting authority. Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal. Abstentions and broker non-votes will have the effect of a vote against the Proposals.

In tallying stockholder votes, abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) effectively will be a vote against the election of the Directors.

REVOCATION OF PROXIES

Stockholders of NOX may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy that is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement or to Neuberger Berman Income Opportunity Fund Inc. at 605 Third Avenue, 2nd Floor, New York, New York  10158-0180 or any other address provided by NOX.  Although a revocation is effective if delivered to NOX, Western requests that either the original or photostatic copies of all revocations be mailed to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement so that Western will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally, Innisfree M&A Incorporated may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD AND AGAINST THE APPROVAL OF THE NEW AGREEMENTS, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Western.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $[________], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately [__] persons to solicit the Fund’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Western, subject to certain limitations, pursuant to the terms of the Joint Filing and Solicitation Agreement described below.  WIHP, WIAP, WITRP and WIIP have separately agreed to reimburse Western on a pro rata basis for these expenses.  Because Western believes that the Fund’s stockholders will benefit from the Solicitation (defined below), Western intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation.  Western does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law.  Costs of this solicitation of proxies are currently estimated to be approximately $[_________].  Western estimates that through the date hereof, its expenses in connection with this Solicitation are approximately $[________].

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This proxy statement may be viewed online at www.fixmyfund.com, together with any additional soliciting materials relating to the Annual Meeting issued by Western.  Such materials, including this proxy statement, will be available to stockholders at www.fixmyfund.com through the conclusion of the Annual Meeting.

OTHER PARTICIPANT INFORMATION

Each member of the Group is a participant in this solicitation.  Arthur D. Lipson is the managing member of Western.  Western is the general partner of each of WIHP, a Delaware limited partnership, and WITRP, a Delaware limited partnership and the managing member of each of WIAP, a Delaware limited liability company, and WIIP, a Delaware limited liability company.  The principal business address of Mr. Lipson, Mr. Crouse, Western, WIHP, WIAP, WITRP and WIIP is c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.

WIHP, WIAP, WIIP and WITRP beneficially own 531,300, 529,517, 15,500 and 531,263 shares of Common Stock, respectively, representing approximately 3.0%, 3.0%, less than 1%, and 3.0% respectively, of the shares of Common Stock outstanding.  As the managing member of each of WIAP and WIIP and the general partner of each of WIHP and WITRP, Western may be deemed to beneficially own the 1,607,580 shares of Common Stock owned in the aggregate by WIHP, WIAP, WIIP and WITRP, constituting approximately 9.1% of the Shares outstanding, in addition to the 1,100 shares of Common Stock it holds directly.  As the managing member of Western, Mr. Lipson may be deemed to beneficially own the 1,608,680 shares of Common Stock beneficially owned by Western, constituting approximately 9.1% of the Shares outstanding.  As members of a group for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Western Entities may be deemed to beneficially own the 100 shares of Common Stock owned by the other members of the Group.  The Western Entities disclaim beneficial ownership of such shares of Common Stock.

The principal business address of Mr. Roberts is c/o Beldon Fund, 99 Madison Avenue, 8th Floor, New York, New York 10016.  The principal business address of Mr. Schlarbaum is One West First Avenue, Suite 100, Conshohocken, Pennsylvania, 19428.  The principal business address of Professor Wood is c/o Fogelman College of Business & Economics, The University of Memphis, Tennessee 38152.  The principal business address of Ms. Schultz is c/o Western Investment LLC, 7050 S. Union Park Center, Suite 590, Midvale, Utah 84047.

None of Mr. Crouse, Mr. Roberts, Mr. Schlarbaum or Professor Wood directly owns any shares of Common Stock.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, each of Mr. Crouse, Mr. Roberts, Mr. Schlarbaum and Professor Wood may be deemed to beneficially own the 1,608,780 shares of Common Stock beneficially owned in the aggregate by the other members of the Group.  Each of Mr. Crouse, Mr. Roberts, Mr. Schlarbaum and Professor Wood disclaims beneficial ownership of such shares of Common Stock.  None of Mr. Crouse, Mr. Roberts, Mr. Schlarbaum or Professor Wood has voting or dispositive control over the shares of Common Stock beneficially owned by the other members of the Group.

On March 30, 2009, Western gifted 100 shares of Common Stock to Ms. Schultz, constituting less than 1% of the shares of Common Stock outstanding.  Other than such shares of Common Stock, Ms. Schultz does not own any Shares of the Fund.  As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Exchange Act, Ms. Schultz is deemed to beneficially own the 1,608,680 shares of Common Stock beneficially owned in the aggregate by the other members of the Group.  Ms. Schultz disclaims beneficial ownership of such shares of Common Stock.  Ms. Schultz does not have voting or dispositive control over the shares of Common Stock beneficially owned by the other members of the Group.  The principal occupation of Ms. Schultz is psychotherapist.

Members of the Group may, from time to time, enter into and dispose of additional cash-settled equity swap or other similar derivative transactions with one or more counterparties that are based upon the value of the Shares, which transactions may be significant in amount.  The profit, loss and/or return on such additional contracts may be wholly or partially dependent on the market value of the Shares, the relative value of such Shares in comparison to one or more other financial instruments, indexes or securities, a basket or group of securities in which such shares may be included, or a combination of any of the foregoing.  Members of the Group may also, from time to time, enter into stock loan agreements with one or more counterparties in the ordinary course of business pursuant to which members of the Group may lend their Shares subject to recall at their discretion.

The principal business of Western is acting as the general partner or managing member, as the case may be, of WIHP, WITRP, WIAP and WIIP.  The principal occupation of Mr. Lipson is acting as managing member of Western.  The principal business of WIHP, WIAP, WITRP and WIIP is acquiring, holding and disposing of investments in various companies.

For information regarding purchases and sales of securities of the Fund during the past two years by members of the Group and affiliates of Western that no longer own any Shares, see Schedule II to this proxy statement.  WIHP, WIAP, WITRP and WIIP purchased their Shares in margin accounts, where they are held together with other publicly traded securities.

On March 2, 2009, the members of the Group (other than WIIP and Ms. Schultz) entered into a Joint Filing and Solicitation Agreement, in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Fund to the extent required by applicable law, (b) the parties agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Western and Mr. Lipson, to the Board at the Fund’s 2009 annual meeting of stockholders (the “Solicitation”), and (c) the parties agreed that Western would have the right to pre-approve all expenses incurred in connection with the Group’s activities and Western agreed to pay directly all such pre-approved expenses.  On April 6, 2009, WIIP became a participant in the Solicitation.  On April 9, 2009, the Group and WIIP and Ms. Schultz executed a Joinder Agreement to the Joint Filing and Solicitation Agreement whereby WIIP and Ms. Schultz became bound by the terms of the Joint Filing and Solicitation Agreement.

Except as set forth in this proxy statement (including the Schedules hereto), (i) during the past 10 years, no participant in this Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this Solicitation directly or indirectly beneficially owns any securities of the Fund; (iii) no participant in this Solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any participant in this Solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this Solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this Solicitation owns beneficially, directly or indirectly, any securities of the Fund; (viii) no participant in this Solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no participant in this Solicitation or any of his/her/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; and (xi) no person, including the participants in this Solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.  There are no material proceedings to which any of the participants in this Solicitation or any of their associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.  With respect to each of the participants in the Solicitation, none of the events enumerated in Item 401(f)(1)-(6) of Regulation S-K of the Exchange Act, as amended, occurred during the past five years.

Except as set forth in this Proxy Statement there are no arrangements or understandings between Western and the Nominees or any other participant in this solicitation.

A representative of Western intends to appear in person or by proxy at the Annual Meeting.

STOCKHOLDER PROPOSALS

The Fund’s bylaws require stockholders wishing to nominate directors or make proposals to be voted on at the Fund’s annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund.  To be valid, the notice must include all of the information specified in the applicable Fund’s bylaws.  Stockholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in a Fund’s proxy material for a particular annual stockholder meeting.  Proposals submitted for inclusion in a Fund’s proxy material for the 2010 annual meeting of the Fund’s stockholders must be received by the secretary of the Fund on or before December 5, 2009. The fact that the Fund receives a stockholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.  Stockholders who wish to make a proposal that would not be included in a Fund’s proxy materials or to nominate a person or persons as a director at a Fund’s 2010 annual meeting of stockholders must ensure that the proposal or nomination is delivered to the secretary of the Fund no earlier than November 5, 2009 and no later than December 5, 2009. However, if the date of the mailing of the notice for the 2010 annual meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of this year’s notice for the annual meeting or a special meeting of stockholders is held, notice by the stockholders to be timely must be delivered no earlier than 120th day prior to the date of such meeting, and no later than the later to occur of (i) the 90th day prior to the date of such meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Fund.  The proposal or nomination must be in good order and in compliance with all applicable legal requirements, including the requirements set forth in the Fund’s bylaws. The Chairman of the meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

The information set forth above regarding the procedures for submitting stockholder nominations and proposals for consideration at the Fund’s 2010 annual meeting of stockholders is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Western is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the person named as a proxy on the enclosed GOLD proxy card will vote on such matters in their discretion.

Western hereby incorporates by reference in this proxy statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement.  This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, compensation paid to the Fund’s directors and executive officers, the dollar range of Shares owned by directors of the Fund, information on committees of the Board, information concerning the Fund’s independent registered public accounting firm and information relating to Neuberger Berman.  Stockholders should refer to the Fund’s proxy statement in order to review this disclosure.

See Schedule III of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the directors of the Fund.

The information concerning the Fund contained in this proxy statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

_______, 2009

SCHEDULE I

Impact of Share Buy Back on Net Asset Value

Neuberger Berman Income Opportunity Fund Inc. (NOX)

Impact of Share BuyBack on NAV
Percentage of volume purchased	Number of shares bought back	% of outstanding shares bought back	Weighted average buyback discount	% NAV accretion	NAV with buyback accretion
0%	-	0.00%	-10.73%	0%	$3.93
5%	4,017,305	22.65%	-10.73%	3%	$4.05
10%	8,034,610	45.31%	-10.73%	9%	$4.28
15%	12,051,915	67.96%	-10.73%	23%	$4.82
20%	16,069,219	90.61%	-10.73%	104%	$8.00
22%	17,676,141	99.67%	-10.73%	3257%	$131.94

Impact of Share BuyBack on Per-Share Return on Equity (ROE)
Percentage of trading volume purchased	$ NAV Accretion	Gross $ earnings increase ($ NAV Accretion x ROE)	Per-share expense increase	Net EPS increase after fees	EPS after buyback
0%	-	-	-	$0.000	$0.314
5%	$0.12	$0.010	$0.007	$0.003	$0.317
10%	$0.35	$0.028	$0.021	$0.007	$0.322
15%	$0.89	$0.072	$0.053	$0.018	$0.333
20%	$4.07	$0.326	$0.242	$0.084	$0.398
22%	$128.01	$10.241	$7.598	$2.642	$2.957

	Basic assumptions
NOX NAV (4/03/09)		$3.93
Expected portfolio ROE		8%
Base $/share ROE = NAV x Expected ROE		$0.314

This analysis assumes the company buys back a fixed percentage (5%-22%) of the trading volume each week at the weekly discount when the weekly discount is 3% or greater.  Buying back shares at a discount results in NAV accretion --- increased NAV per share.

The ROE analysis assumes a 8% base ROE.  Given an increased NAV per share and a positive expected return on that NAV, the expected ROE per share increases as well (= % NAV increase x ROE).   This is only partially offset by per-share expense increases due to allocation of fixed costs over a smaller number of shares.

The expense analysis and assumptions associated with share reductions are derived from the most recent publicly available financials.

I-1

SCHEDULE II

PURCHASES AND SALES IN THE COMMON STOCK OF NOX
DURING THE PAST TWO YEARS

Transaction	Date	Quantity	Price ($)

Western Investment Hedged Partners, L.P.

Sell	04/23/07	1,100	17.7721
Sell	06/07/07	1,600	17.1512
Buy	06/15/07	1,600	16.3153
Sell	06/28/07	300	16.4412
Buy	07/10/07	300	15.6185
Buy	07/12/07	900	15.5325
Sell	07/12/07	900	15.6151
Buy	08/08/07	2,500	13.2065
Sell	08/10/07	100	13.8572
Buy	08/15/07	5,000	12.1166
Buy	08/16/07	1,500	11.8035
Buy	10/23/07	1,700	13.6125
Buy	12/21/07	5,100	10.8562
Sell	01/03/08	10,600	11.2052
Sell	01/03/08	5,100	11.2061
Buy	09/15/08	800	7.9025
Buy	09/17/08	22,900	6.8186
Buy	09/18/08	87,800	6.6632
Buy	09/19/08	16,400	7.9287
Buy	09/22/08	24,400	7.8811
Buy	09/23/08	13,000	7.6260
Buy	09/24/08	17,000	7.7138
Buy	09/25/08	5,400	7.8176
Buy	09/26/08	15,600	7.6857
Buy	09/29/08	7,500	7.1359
Buy	09/30/08	8,500	7.4687
Sell	10/02/08	2,700	7.5774
Buy	10/02/08	200	7.2325
Sell	10/02/08	1,000	7.5811
Sell	10/03/08	1,800	7.2757
Buy	10/06/08	5,300	6.0845

Transaction	Date	Quantity	Price ($)

Buy	10/07/08	1,200	5.9658
Buy	10/08/08	14,600	4.9275
Buy	10/09/08	35,600	4.2433
Buy	10/10/08	3,300	2.9364
Buy	10/13/08	4,800	4.1053
Sell	10/14/08	13,200	5.3480
Sell	10/15/08	2,000	4.9713
Sell	11/03/08	15,900	4.3622
Sell	11/05/08	3,700	4.2559
Buy	11/17/08	2,200	2.9269
Buy	11/20/08	3,788	2.3659
Buy	11/21/08	1,989	2.0450
Buy	01/15/09	4,100	3.2752
Buy	01/29/09	2,300	3.5947
Buy	01/30/09	7,600	3.5055
Buy	02/04/09	6,000	3.5944
Buy	02/05/09	6,500	3.5134
Buy	02/10/09	300	3.6692
Buy	02/11/09	3,283	3.5896
Buy	02/13/09	2,700	3.5057
Buy	02/17/09	28,000	3.2790
Buy	02/18/09	17,800	3.2617
Buy	02/19/09	71,600	3.2338
Buy	02/20/09	33,700	3.1211
Buy	02/23/09	20,500	3.1634
Buy	02/23/09	12,100	3.1216
Buy	02/24/09	20,300	3.2060
Buy	02/24/09	1,500	3.2945
Buy	02/24/09	100	3.0085
Buy	02/25/09	4,200	3.1858
Buy	02/25/09	500	3.1735
Buy	02/25/09	675	3.2214
Buy	02/26/09	19,200	3.2282
Buy	02/27/09	3,665	3.1326
Buy	03/12/09	3,800	2.7811
Buy	03/24/09	1,400	3.1023
Buy	03/26/09	1,000	3.1835
Buy	03/27/09	1,600	3.0973
Buy	03/31/09	2,200	3.0385
Buy	04/01/09	2,700	3.0584

Transaction	Date	Quantity	Price ($)

Western Investment Activism Partners LLC

Buy	08/08/07	2,500	13.2065
Buy	08/15/07	5,000	12.1166
Buy	08/16/07	1,500	11.8035
Buy	11/12/07	2,200	12.5266
Buy	11/13/07	3,500	12.4139
Buy	11/23/07	2,200	11.7916
Buy	11/27/07	5,200	11.5106
Buy	11/28/07	8,000	11.6161
Buy	12/13/07	200	11.0725
Buy	12/17/07	7,500	10.6386
Buy	12/18/07	1,000	10.5825
Buy	12/19/07	1,000	10.6425
Buy	12/31/07	900	10.9281
Sell	01/03/08	9,000	11.2050
Sell	01/03/08	9,600	11.2061
Sell	01/04/08	22,100	11.0117
Buy	03/20/08	1,000	9.6125
Sell	04/07/08	800	10.8274
Sell	04/11/08	200	10.4774
Buy	09/19/08	15,900	7.9287
Buy	09/22/08	24,500	7.8811
Buy	09/23/08	3,100	7.6284
Buy	09/24/08	5,500	7.7150
Buy	09/29/08	7,500	7.1359
Buy	10/06/08	5,300	6.0845
Buy	10/09/08	15,000	4.2435
Buy	10/13/08	4,700	4.1053
Sell	10/14/08	10,000	5.3474
Sell	10/24/08	500	3.9075
Buy	12/11/08	4,960	2.5252
Buy*	12/11/08	1,300	2.4485
Buy	12/12/08	420	2.5054
Buy	12/15/08	20,056	2.4957
Buy	12/16/08	42,350	2.4927
Buy	12/17/08	22,049	2.5083
Buy	12/17/08	10,000	2.5585
Buy	12/18/08	9,048	2.7264

* Shares were acquired in a transaction with Western Investment Institutional Partners LLC, an affiliate of Western Investment Activism Partners LLC.

Transaction	Date	Quantity	Price ($)

Buy	12/19/08	4,460	2.8787
Buy	12/23/08	6,700	3.0466
Buy	03/02/09	24,004	3.0283
Buy	03/02/09	16,700	3.0360
Buy	03/02/09	28,600	3.0140
Buy	03/03/09	52,755	2.8957
Buy	03/03/09	30,100	2.9011
Buy	03/04/09	3,005	2.9527
Buy	03/04/09	12,905	2.9169
Buy	03/05/09	12,532	2.7147
Buy	03/05/09	23,890	2.7482
Buy	03/06/09	21,500	2.6172
Buy	03/06/09	26,500	2.6474
Buy	03/09/09	4,600	2.5797
Buy	03/09/09	33,739	2.5774
Buy	03/10/09	30,053	2.6627
Buy	03/11/09	1,200	2.7067
Buy	03/11/09	5,300	2.7060
Buy	03/26/09	1,000	3.1835
Buy	03/27/09	1,700	3.0973
Buy	03/31/09	2,200	3.0385
Buy	04/01/09	2,809	3.0584
Buy	04/02/09	700	3.2085
Buy	04/03/09	1,382	3.3785

Western Investment Institutional Partners LLC

Sell	04/23/07	1,100	17.7812
Sell	06/07/07	1,500	17.1512
Buy	06/15/07	1,500	16.3155
Sell	06/28/07	310	16.4412
Buy	07/10/07	310	15.6185
Buy	09/15/08	900	7.9025
Sell	10/01/08	900	7.8522
Buy	10/07/08	1,200	5.9658
Buy	11/26/08	100	2.2925
Sell#	12/11/08	1,300	2.4400
Buy	04/06/09	4,500	3.2392
Buy	04/06/09	11,000	3.2099

  # Shares were transferred in a transaction with Western Investment Activism Partners LLC, an affiliate of Western Investment Institutional Partners LLC.

Transaction	Date	Quantity	Price ($)

Western Investment Total Return Partners L.P.

Buy	09/15/08	800	7.9025
Buy	09/17/08	22,900	6.8186
Buy	09/18/08	87,869	6.6632
Buy	09/19/08	16,400	7.9287
Buy	09/22/08	24,400	7.8811
Buy	09/23/08	13,000	7.6260
Buy	09/24/08	17,000	7.7138
Buy	09/25/08	5,400	7.8176
Buy	09/26/08	15,600	7.6857
Buy	09/29/08	7,500	7.1359
Buy	09/30/08	8,400	7.4687
Sell	10/01/08	800	7.8522
Sell	10/02/08	2,700	7.5774
Sell	10/03/08	1,900	7.2760
Buy	10/06/08	5,314	6.0845
Buy	10/08/08	14,508	4.9275
Buy	10/09/08	35,563	4.2433
Buy	10/10/08	3,366	2.9364
Buy	10/13/08	4,700	4.1053
Sell	10/14/08	13,100	5.3480
Sell	10/15/08	2,000	4.9738
Sell	10/20/08	100	4.8374
Sell	10/21/08	13,025	4.7743
Sell	10/22/08	11,100	4.5478
Sell	10/23/08	4,229	4.1526
Sell	11/03/08	15,950	4.3622
Sell	11/05/08	3,700	4.2559
Buy	11/17/08	2,169	2.9269
Buy	01/29/09	2,300	3.5947
Buy	01/30/09	7,671	3.5055
Buy	02/04/09	5,900	3.5944
Buy	02/05/09	6,466	3.5134
Buy	02/11/09	3,200	3.5897
Buy	02/13/09	2,600	3.5057
Buy	02/17/09	27,980	3.2790
Buy	02/18/09	17,628	3.2617
Buy	02/19/09	71,535	3.2338
Buy	02/20/09	33,700	3.1211
Buy	02/23/09	20,368	3.1634
Buy	02/23/09	12,000	3.1216
Buy	02/24/09	20,288	3.2060
Buy	02/24/09	1,500	3.2945
Buy	02/25/09	4,200	3.1858
Buy	02/25/09	500	3.1735
Buy	02/25/09	600	3.2223
Buy	02/26/09	19,200	3.2282
Buy	02/26/09	9,900	3.2295
Buy	02/26/09	20,200	3.2155

Transaction	Date	Quantity	Price ($)

Buy	02/27/09	3,633	3.1326
Buy	02/27/09	9,000	3.1218
Buy	03/12/09	3,680	2.7811
Buy	03/16/09	200	2.9185
Buy	03/17/09	700	2.8385
Buy	03/18/09	700	3.0185
Buy	03/20/09	200	2.9585
Buy	03/24/09	1,329	3.1023
Buy	03/26/09	1,000	3.1835
Buy	03/27/09	1,600	3.0973
Buy	03/30/09	400	2.9485
Buy	03/31/09	2,100	3.0385
Buy	04/01/09	2,700	3.0584

Western Investment LLC

Buy	12/08/08	1,200	2.5660
Transferred as Gift	03/30/09	100	N/A

Arthur D. Lipson

None
Matthew S. Crouse

None
William J. Roberts

None
Gary G. Schlarbaum

None
Robert A. Wood

None
Lynn D. Schultz

On March 30, 2009, Western Investment LLC gifted 100 shares of Common Stock to Ms. Schultz.

PURCHASES AND SALES IN THE PREFERRED STOCK OF NOX
DURING THE PAST TWO YEARS

There were no transactions in the Preferred Shares of NOX by any of the members of the Group in the last two years.

SCHEDULE III

The following table is derived from the Fund’s definitive proxy statement filed with the
Securities and Exchange Commission on April 3, 2009

SECURITY OWNERSHIP OF NOX

III-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western your proxy to vote AGAINST the New Agreements and FOR the election of Western’s Nominees by voting your Shares by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares.  In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western urges you to confirm in writing your instructions to Western in care of Innisfree M&A Incorporated at the address provided below so that Western will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

You may also contact Western Investment LLC via email at
info@fixmyfund.com

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED APRIL 10, 2009

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GOLD  PROXY

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all shares of common stock of Neuberger Berman Income Opportunity Fund Inc. (the “Fund”), which the undersigned would be entitled to vote if personally present at the Annual Meeting of stockholders of the Fund scheduled to be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, on May 13, 2009 at 2:00 p.m. Eastern time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED AGAINST THE APPROVAL OF THE MANAGEMENT AGREEMENTS IN PROPOSALS NO. 1, NO. 2 AND NO. 3 AND FOR THE ELECTION OF WESTERN’S NOMINEES IN PROPOSAL NO. 4.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Neuberger Berman Income Opportunity Fund Inc.
common stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GOLD PROXY CARD

WESTERN INVESTMENT LLC, (“WESTERN”) RECOMMENDS A VOTE AGAINST PROPOSALS NO. 1, NO. 2 AND NO. 3 AND A VOTE FOR PROPOSAL NO. 4.

Proposal No. 1:	The Fund’s proposal to approve a new management agreement between the Fund and a newly formed successor entity to Neuberger Berman Management LLC (“New NB Management”).

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 2:
The Fund’s proposal to approve a new sub-advisory agreement with respect to the Fund, between New NB Management, the investment manager to the Fund, and Neuberger Berman LLC, a sub-advisor to the Fund, or a newly formed successor entity to Neuberger Berman LLC.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 3:
The Fund’s proposal to approve a new sub-advisory agreement with respect to the Fund, between New NB Management and Lehman Brothers Asset Management LLC, the investment manager and a sub-advisor to the Fund, respectively.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal No. 4:	Western’s proposal to elect its slate of director nominees, each to hold office until the 2012 annual meeting of the Fund’s stockholders and until their successors are elected and qualify.

Nominees: (01) Arthur D. Lipson (02) Matthew S. Crouse (03) William J. Roberts (04) Gary G. Schlarbaum (05) Robert A. Wood	FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________ ____________________________ ____________________________ ____________________________

To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponements or adjournments thereof.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.